City National Rochdale Government Money Market Fund a series of City National Rochdale Funds
Summary Prospectus dated JANUARY 28, 2026, AS AMENDED AND RESTATED AUGUST 13, 2026
Class: Servicing Class Class N Class S	Ticker: (CNIXX) (CNGXX) (CNFXX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Fund’s Statement of Additional Information and shareholder reports, online at http://www.citynationalrochdalefunds.com. You can also get this information at no cost by calling (888) 889-0799 or by sending an e-mail request to citynationalrochdale@seic.com or from your financial intermediary. The Fund’s Prospectus and Statement of Additional Information, dated January 28, 2026, as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the Funds’ Annual Report to Shareholders and Financial Statements, dated September 30, 2025, are incorporated by reference into this Summary Prospectus.

City National Rochdale Government Money Market Fund

INVESTMENT GOALS

The City National Rochdale Government Money Market Fund (the “Government Money Fund” or the “Fund”) is a money market fund that seeks to preserve your principal and maintain a high degree of liquidity while providing current income. Also, the Government Money Fund seeks to maintain a $1.00 per share net asset value (“NAV”).

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy, hold, and sell shares of the Government Money Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Servicing Class	Class N	Class S
Management Fees(1)	0.26%	0.26%	0.26%
Distribution (12b-1) Fee(2)	None	0.30%	0.45%
Other Expenses
Shareholder Servicing Fee	0.25%	0.25%	0.25%
Other Fund Expenses	0.05%	0.07%	0.05%
Total Other Expenses	0.30%	0.32%	0.30%
Total Annual Fund Operating Expenses	0.56%	0.88%	1.01%
Fee Waiver and/or Expense Reimbursement(1)(2)	(0.22%)	(0.22%)	(0.22%)
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement(3)	0.34%	0.66%	0.79%

(1)

RBC Rochdale, LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to waive Management Fees for the Fund such that the fee charged is 0.15% through January 31, 2027. Prior to that date, the arrangement may be terminated without penalty (a) by the Fund’s Board of Trustees, or (b) by the Adviser effective no earlier than January 31, 2027, upon at least 60 days’ prior written notice. Management Fees waived by the Adviser pursuant to this arrangement will not be eligible for reimbursement by the Fund to the Adviser. The Adviser has agreed to voluntarily waive additional Management Fees for the Fund such that the fee charged is 0.04%. This additional voluntary waiver is not reflected in the fee table and may be terminated at any time.

(2)

The Fund has contractually agreed to limit the Distribution (12b-1) Fee payable by Class S shares of the Fund to 0.45% through January 31, 2027. Prior to that date, the arrangement may be terminated without penalty by the Fund’s Board of Trustees.

(3)

The Adviser has agreed to voluntarily waive a portion of the expenses of the Fund to the extent needed to maintain a one-day net income yield (yield floor) of not less than 0.01% of the Fund’s average daily net assets. The fee table does not reflect the impact of the voluntarily waived expenses. This waiver may be terminated at any time.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Government Money Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Government Money Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Servicing Class	$35	$157	$291	$680
Class N	$67	$259	$466	$1,064
Class S	$81	$300	$536	$1,216

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PRINCIPAL INVESTMENT STRATEGIES

The Government Money Fund invests at least 99.5% of its total assets in cash, U.S. Treasury securities and other government securities guaranteed or issued by an agency or instrumentality of the U.S. Government, and/or repurchase agreements that are fully collateralized by cash or government securities. In addition, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. Government securities and/or repurchase agreements that are fully collateralized by government securities. In particular, the Fund invests in U.S. Treasury obligations, obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government and repurchase agreements involving these obligations. Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities in which the Government Money Fund invests consist principally of securities issued or guaranteed by Fannie Mae (formerly known as the Federal National Mortgage Association), the Federal Home Loan Bank (“FHLB”), Freddie Mac (formerly known as the Federal Home Loan Mortgage Corporation) and the Government National Mortgage Association (“Ginnie Mae”). The securities held by the Fund must, in the opinion of RBC Rochdale, LLC (the “Adviser”), the Fund’s investment adviser, present minimal credit risk. The Fund invests in compliance with the requirements of Rule 2a-7 under the Investment Company Act of 1940 relating to the credit quality, maturity, liquidity and diversification of investments for money market funds.

The Adviser seeks securities with an acceptable maturity that are marketable and liquid and offer competitive yields. The Adviser also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole.

The Fund does not currently intend to avail itself of the ability to impose “liquidity fees” on Fund redemptions, as permitted by Rule 2a-7. However, the Board of Trustees reserves the right, with notice to shareholders, to change this policy in the future.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any money market fund, there are risks to investing. Neither the Government Money Fund nor the Adviser can guarantee that the Fund will meet its investment goals. Here are the principal risks to consider:

Market Risk – The market prices of the Fund’s securities may move up and down, sometimes rapidly or unpredictably, due to general market conditions such as overall economic trends or events, inflation, changes in interest rates, government actions, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political and geopolitical factors, economic sanctions, countermeasures in response to sanctions, government shutdowns, adverse investor sentiment, cybersecurity events, technological developments (such as artificial intelligence and machine learning), or local, regional or global events such as natural disasters or climate events, wars, terrorism, international conflicts, civil unrest, epidemics, pandemics or other public health issues. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. The value of the Fund’s investments may decline in tandem with a drop in the overall value of the stock market based on negative developments in the U.S. and global economies, which could result in losses for the Fund. Adverse market conditions may be prolonged and may not have the same impact on all types of investments. High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances, contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Raising the ceiling on U.S. Government debt and passing periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. Government obligations, with unpredictable consequences for the Fund’s investments and the Fund’s ability to preserve the value of your investment at $1.00 per share, and for economies and markets in the United States and elsewhere.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated and longer-maturity securities more volatile than higher rated and shorter-maturity securities. Additionally, especially during periods of declining interest rates, borrowers may pay back principal before the scheduled due date, requiring the Fund to replace a particular loan or bond with another, lower-yield security.

Government-Sponsored Entities – The Fund invests in securities issued by government-sponsored entities, such as mortgage-related securities, which may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.

Credit Risk – The Fund invests exclusively in securities that are rated, when the Fund buys them, in the highest short-term rating category, or if unrated, are of comparable quality in the Adviser’s opinion. However, it is possible that some issuers or other obligors will be unable or unwilling to make the required payments on securities held by the Fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by the Fund fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded (which could happen rapidly), or the credit quality or value of any underlying assets

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declines, the value of your investment in the Fund could decline significantly, particularly in certain market environments. If the Fund enters into a financial contract (such as a repurchase agreement or reverse repurchase agreement) the Fund will be subject to the credit risk presented by the counterparty. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.

Interest Rate Risk – The Fund’s yield typically moves in the same direction as movements in short-term interest rates, although it does not do so as quickly. Changes in interest rates can be sudden and unpredictable and may expose the markets to significant volatility, which also may affect the liquidity of the Fund’s investments and detract from Fund performance. A variety of factors can impact interest rates, including central bank monetary policies and inflation rates. Inflation and interest rates have been volatile and may increase in the future. The Fund’s expenses could absorb all or a significant portion of the Fund’s income, and, if the Fund’s expenses exceed the Fund’s income, the Fund may be unable to maintain its $1.00 share price without a subsidy by the Adviser or its affiliates. In addition, during periods when interest rates are low or there are negative interest rates, the Fund’s yield also may be low or the Fund may be unable to maintain a positive yield or a stable net asset value of $1.00 per share.

Management and Operational Risk – The Fund is subject to the risk that the Adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The Fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the Adviser, if such tools, resources or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the Adviser’s allocation techniques or investment style are out of favor or otherwise fail to produce the desired results. The Fund’s investment strategies designed by the Adviser may not work as intended. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

The Fund also is subject to the risk of loss as a result of other services provided by the Adviser and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency and other services.

Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and cyber-attacks, disruptions and failures affecting, or by, a service provider.

Repurchase Agreements – Repurchase agreements are agreements under which securities are acquired from a securities dealer or bank subject to resale at an agreed upon price which includes principal and interest. Under all repurchase agreements entered into by the Fund, the Fund’s custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent the proceeds of the sale are less than the resale price. If the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

Counterparty Risk – The Fund could lose money if the counterparties to repurchase agreements entered into for the Fund do not fulfill their contractual obligations. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the Fund has more contractual exposure to a counterparty.

No Guarantees – You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account, is not a deposit of City National Bank or Royal Bank of Canada, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Adviser and its affiliates are not required to reimburse the Fund for losses, and you should not expect that the Adviser or its affiliates will provide financial support to the Fund at any time, including during periods of market stress.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

Redemptions – The Fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, which could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the Fund’s ability to maintain a $1.00 share price. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.

Cybersecurity Risk – Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including, but not limited to, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset values, and prevent shareholders from exchanging or redeeming their shares. Cybersecurity incidents may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible, inaccurate or incomplete. The use of artificial intelligence and machine learning could exacerbate these risks. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

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Conflicts of Interest – The Adviser and its affiliates are engaged in a variety of businesses and have interests other than those related to managing the Fund. The broad range of activities and interests of the Adviser and its affiliates gives rise to actual and potential conflicts of interest that could affect the Fund and its shareholders.

PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Government Money Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for the indicated periods. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call (888) 889-0799 or visit www.citynationalrochdalefunds.com for the Fund’s most current 7-day yield or to obtain updated performance information.

This bar chart shows the performance of the Government Money Fund’s Servicing Class shares based on a calendar year.

Best Quarter 1.28% Q4 2023	Worst Quarter 0.00% Q1 2022

This table shows the Government Money Fund’s average annual total returns for the periods ended December 31, 2025.

Average Annual Total Returns (for the periods ended December 31, 2025)	One Year	Five Years	Ten Years
Servicing Class	3.97%	3.00%	1.87%
Class N	3.65%	2.77%	1.66%
Class S	3.50%	2.66%	1.57%

INVESTMENT ADVISER

RBC Rochdale, LLC

PORTFOLIO MANAGER

Charles Luke, Chief Investment Officer of the Adviser, is primarily responsible for the day-to-day management of the Fund and has served as portfolio manager for the Government Money Fund since 2021.

PURCHASE AND SALE OF FUND SHARES

The Servicing Class shares of the Fund are available only to fiduciary, advisory, agency, custodial and other similar accounts, including separately managed accounts advised by the Adviser, maintained at City National Bank and certain retirement plan platforms, including retirement plan accounts and individual retirement accounts (“IRAs”) maintained at City National Bank, advisory accounts with RBC Securities, non-managed brokerage accounts maintained at RBC Securities, and other institutional investors/agents approved by the Adviser. The Class N shares of the Fund are available to individual investors, partnerships, corporations and other accounts. The Class S shares of the Fund are available to investors who have funds with City National Bank and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. The Government Money Fund has no minimum purchase requirement; however, you will have to comply with the purchase and account balance minimums of your approved broker-dealer or other financial institution (each, an “Authorized Institution”).

The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information. The shares of the Government Money Fund are redeemable. You may redeem your shares only through your Authorized Institution. To redeem shares of the Fund, you should contact your Authorized Institution and follow its procedures, including deadlines for receipt by the Authorized Institution of your share redemption instructions. Your Authorized Institution may charge a fee for its services, in addition to the fees charged by the Fund.

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TAX INFORMATION

The Government Money Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Supplemental tax reporting information concerning the City National Rochdale Funds is posted online at www.citynationalrochdalefunds.com under the “Important Tax Information” tab.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Government Money Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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